INTEGRATED LIVING COMMUNITIES, INC.
                    SUPPLEMENTAL DEFERRED COMPENSATION PLAN






















                         Effective as of January 1, 1996

                       INTEGRATED LIVING COMMUNITIES, INC.
                     SUPPLEMENTAL DEFERRED COMPENSATION PLAN

                         Effective as of January 1, 1996

                                TABLE OF CONTENTS
                                -----------------

                                    ARTICLE 1
                                    ---------

                                   DEFINITIONS
                                   -----------

1.1      ACCOUNT...............................................................1

1.2      BENEFICIARY...........................................................1

1.3      CHANGE OF CONTROL.....................................................1

1.4      CODE..................................................................2

1.5      COMPENSATION..........................................................2

1.6      COMPENSATION DEFERRAL ACCOUNT.........................................2

1.7      COMPENSATION DEFERRALS................................................2

1.8      DESIGNATION DATE......................................................2

1.9      EFFECTIVE DATE........................................................2

1.10     ELIGIBLE EMPLOYEE.....................................................2

1.11     EMPLOYER..............................................................2

1.12     EMPLOYER CONTRIBUTION CREDIT ACCOUNT..................................2

1.13     EMPLOYER CONTRIBUTION CREDITS.........................................2

1.14     ENTRY DATE............................................................2

1.15     PARTICIPANT...........................................................2

1.16     PARTICIPANT ENROLLMENT AND ELECTION FORM..............................3

1.17     PLAN..................................................................3

1.18     PLAN YEAR.............................................................3

1.19     TRUST.................................................................3

1.20     TRUSTEE...............................................................3

1.21     VALUATION DATE........................................................3


                                    ARTICLE 2
                                    ---------

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

2.1      REQUIREMENTS..........................................................3

2.2      RE-EMPLOYMENT.........................................................3

2.3      CHANGE OF EMPLOYMENT CATEGORY.........................................3





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



                                    ARTICLE 3
                                    ---------

                            CONTRIBUTIONS AND CREDITS
                            -------------------------

3.1      EMPLOYER CONTRIBUTION CREDITS.........................................4

3.2      PARTICIPANT COMPENSATION DEFERRALS....................................5

3.3      CONTRIBUTIONS TO THE TRUST............................................6


                                    ARTICLE 4
                                    ---------

                               ALLOCATION OF FUNDS
                               -------------------

4.1      ALLOCATION OF DEEMED EARNINGS OR LOSSES ON
         ACCOUNTS..............................................................6

4.2      ACCOUNTING FOR DISTRIBUTIONS..........................................6

4.3      SEPARATE ACCOUNTS.....................................................6

4.4      INTERIM VALUATIONS....................................................7

4.5      EXPENSES..............................................................7

4.6      TAXES.................................................................7


                                    ARTICLE 5
                                    ---------

                             ENTITLEMENT TO BENEFITS
                             -----------------------

5.1      TERMINATION OF EMPLOYMENT.............................................7

5.2      VESTING...............................................................7


                                    ARTICLE 6
                                    ---------

                            DISTRIBUTION OF BENEFITS
                            ------------------------

6.1      AMOUNT................................................................8

6.2      METHOD OF PAYMENT.....................................................8

6.3      DEATH BENEFITS........................................................8

6.4      PAYMENT IN RESPECT OF CHANGE IN CONTROL
         EMPLOYER CONTRIBUTION CREDITS.........................................9

                                    ARTICLE 7
                                    ---------

                         BENEFICIARIES; PARTICIPANT DATA
                         -------------------------------

7.1      DESIGNATION OF BENEFICIARIES..........................................9

7.2      INFORMATION TO BE FURNISHED BY PARTICIPANTS AND
         BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR
         BENEFICIARIES.........................................................9



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                                    ARTICLE 8
                                    ---------

                                 ADMINISTRATION
                                 --------------

8.1      ADMINISTRATIVE AUTHORITY.............................................10

8.2      UNIFORMITY OF DISCRETIONARY ACTS.....................................11

8.3      LITIGATION...........................................................11

8.4      CLAIMS PROCEDURE.....................................................11


                                    ARTICLE 9
                                    ---------

                                    AMENDMENT
                                    ---------

9.1      RIGHT TO AMEND.......................................................12

9.2      AMENDMENTS TO ENSURE PROPER CHARACTERIZATION
         OF PLAN..............................................................12

                                   ARTICLE 10
                                   ----------

                                   TERMINATION
                                   -----------

 10.1     EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN.......................13

 10.2     AUTOMATIC TERMINATION OF PLAN.......................................13

 10.3     SUSPENSION OF DEFERRALS.............................................13

 10.4     ALLOCATION AND DISTRIBUTION.........................................13

 10.5     SUCCESSOR TO EMPLOYER...............................................13


                                   ARTICLE 11
                                   ----------

                                    THE TRUST
                                    ---------

11.1     ESTABLISHMENT OF TRUST...............................................13


                                   ARTICLE 12
                                   ----------

                                  MISCELLANEOUS
                                  -------------

12.1     LIMITATIONS ON LIABILITY OF EMPLOYER.................................14

12.2     CONSTRUCTION.........................................................14

12.3     SPENDTHRIFT PROVISION................................................14

                       INTEGRATED LIVING COMMUNITIES, INC.
                     SUPPLEMENTAL DEFERRED COMPENSATION PLAN

                         Effective as of January 1, 1996

                                    RECITALS
                                    --------

         This Integrated Living Communities, Inc. Supplemental Deferred Compensation Plan (the "Plan") is adopted by Integrated Living Communities, Inc. (the "Employer") for certain of its executive and/or highly compensated employees. The purpose of the Plan is to offer those employees an opportunity to elect to defer the receipt of compensation in order to provide termination of employment and related benefits taxable pursuant to section 451 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is intended to be a "top-hat" plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly-compensated employees) under sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA").

         Accordingly, the following Plan is adopted.

                                    ARTICLE 1
                                    ---------

                                   DEFINITIONS
                                   -----------

         1.1 ACCOUNT means the balance credited to a Participant's or Beneficiary's Plan account, including contribution credits and deemed income, gains and losses (as determined by the Employer, in its discretion) credited thereto. A Participant's or Beneficiary's Account shall be determined as of the date of reference.

         1.2 BENEFICIARY means any person or person so designated in accordance with the provisions of Article 7.

         1.3 CHANGE OF CONTROL means the occurrence of one or more of the following events thirty (30) or more days following the initial public offering of any class of the Employer's equity securities: (a) the purchase of other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of thirty percent (30%) or more of either the outstanding shares of common stock or the combined voting power of the Employer's then outstanding voting securities entitled to vote generally;
(b) the approval by the stockholders of the Employer of a reorganization, merger, or consolidation, in each case with respect to which persons who were stockholders of the Employer immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated entity's then outstanding securities; (c) a liquidation or dissolution of the Employer; or (d) the sale of all or substantially all of the Employer's assets.

         1.4      CODE  means  the  Internal   Revenue  Code  of  1986  and  the
regulations thereunder, as amended from time to time.

         1.5 COMPENSATION means the total compensation paid by the Employer to an Eligible Employee with respect to his or her service for the Employer in a Plan Year (as reported on IRS Form W-2); provided, however, that, for purposes of allocating the ordinary Employer Contribution Credit for the Plan's first Plan Year (i.e., the Employer Contribution Credit other than the Change in Control Employer Contribution Credit), each Eligible Employee's annualized base salary with respect to his or her service for the Employer in such first Plan Year (as determined by the Employer at its discretion) shall be the Eligible Employee's Compensation for the first Plan Year, even if the Eligible Employee is employed for less than the entire first Plan Year.

         1.6      COMPENSATION DEFERRAL ACCOUNT is defined in Section 3.2.

         1.7      COMPENSATION DEFERRALS is defined in Section 3.2.

         1.8 DESIGNATION DATE means the date or dates as of which a designation of deemed investment directions by an individual pursuant to Section 4.5, or any change in a prior designation of deemed investment directions by an individual pursuant to Section 4.5, shall become effective. The Designation Dates in any Plan Year shall be designated by the Employer.

         1.9 EFFECTIVE DATE means the effective date of the Plan, which shall be January 1, 1996.

         1.10 ELIGIBLE EMPLOYEE means, for any Plan Year (or applicable portion thereof), a person employed by the Employer who is determined by the Employer to be a member of a select group of management or highly compensated employees of the Employer and whose name appears on Schedule I, attached hereto.

         1.11     EMPLOYER means  Integrated  Living  Communities,  Inc. and its
successors  and  assigns  unless  otherwise   herein  provided,   or  any  other
corporation or business organization which, with the consent of Integrated Living Communities, Inc., or its successors or assigns, assumes the Employer's obligations hereunder, or any other corporation or business organization which agrees, with the consent of Integrated Living Communities, Inc., to become a party to the Plan.

         1.12     EMPLOYER CONTRIBUTION CREDIT ACCOUNT is defined Section 3.1.

         1.13     EMPLOYER CONTRIBUTION CREDITS is defined in Section 3.1.

         1.14 ENTRY DATE with respect to an individual means the first day of the pay period following the date on which the individual first is given notice that he or she is an Eligible Employee.

         1.15 PARTICIPANT means any person so designated in accordance with the provisions of Article 2, including, where appropriate according to the context of the

Plan, any former employee who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

         1.16 PARTICIPANT ENROLLMENT AND ELECTION FORM means the form or forms on which a Participant elects to defer Compensation hereunder and on which the Participant makes certain other designations as required thereon.

         1.17     PLAN   means  this   Integrated   Living   Communities,   Inc.
Supplemental Deferred Compensation Plan, as amended from time to time.

         1.18 PLAN YEAR means the twelve (12) month period ending on the December 31 of each year during which the Plan is in effect.

         1.19     TRUST means the Trust established pursuant to Article 11.

         1.20     TRUSTEE means the trustee of the Trust established pursuant to
Article 11.

         1.21 VALUATION DATE means the last day of each Plan Year and any other date that the Employer, in its sole discretion, designates as a Valuation Date.

                                    ARTICLE 2
                                    ---------

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

         2.1 REQUIREMENTS. Every Eligible Employee as of the Effective Date shall be eligible to become a Participant on the Effective Date. Every other Eligible Employee shall be eligible to become a Participant on the first Entry Date occurring on or after the date on which he or she is notified by the Employer that he or she is an Eligible Employee. No individual shall become a Participant, however, if he or she is not an Eligible Employee on the date his or her participation is to begin.

                  Participation in the Participant Compensation Deferral feature of the Plan is voluntary and available only to select Participants and only at the discretion of the Compensation Committee of the Employer's Board of Directors. In order to participate in the Participant Compensation Deferral feature of the Plan, an otherwise Eligible Employee must, with the consent of the Compensation Committee, make written application in such manner as may be required by Section 3.2 and by the Employer and must agree to make Compensation Deferrals as provided in Article 3.

         2.2 RE-EMPLOYMENT. If a Participant whose employment with the Employer is terminated is subsequently re-employed, he or she shall become a Participant in accordance with the provisions of Section 2.1.

         2.3 CHANGE OF EMPLOYMENT CATEGORY. During any period in which a Participant remains in the employ of the Employer, but ceases to be an Eligible Employee, he or she shall not be eligible to make Compensation Deferrals hereunder.

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                                    ARTICLE 3
                                    ---------

                            CONTRIBUTIONS AND CREDITS
                            -------------------------

         3.1 EMPLOYER CONTRIBUTION CREDITS. There shall be established and maintained a separate Employer Contribution Credit Account in the name of each Participant. The Participant's Employer Contribution Credit Account shall be credited or debited, as applicable, with (a) amounts equal to the Employer's Contribution Credits credited to that Account; and (b) any deemed earnings and losses (to the extent realized, based upon deemed fair market value of the Account's deemed assets as determined by the Employer, in its discretion) allocated to that Account.

                  For  purposes of this  Section,  the  Employer's  Contribution
Credits credited to Participants' Employer Contribution Credit Accounts for a particular Plan Year shall equal three hundred thousand dollars ($300,000) for the Plan Year beginning on the Effective Date and, for each Plan Year thereafter, shall be an amount determined by the Compensation Committee of the Employer's Board of Directors following the Plan Year to which the Employer Contribution Credit relates. On or before the beginning of each Plan Year beginning on or after January 1, 1997, the Compensation Committee shall establish an earnings per share target for the Employer for such forthcoming Plan Year. If the target earnings per share figure is satisfied by the Employer during the Plan Year (as determined by the Employer's independent auditor in accordance with generally accepted accounting principles), the Employer Contribution Credit amount determined by the Compensation Committee for such Plan Year shall not be less than one hundred fifty thousand dollars ($150,000).

                  The amount allocated to each Participant's Employer Contribution Credit Account each Plan Year for which the Employer makes an Employer Contribution Credit shall equal the total Employer Contribution Credits for the Plan Year multiplied by a fraction, the numerator of which is the
Participant's Compensation during the Plan Year for which the Employer Contribution Credit is made (as determined by the Employer) and the denominator of which is the total of all Participants' Compensation during such Plan Year.

                  If a Participant receives an Employer Contribution Credit for the Plan's first Plan Year and the Participant terminates employment voluntarily with the Employer during such first Plan Year, the Participant shall forfeit that Plan Year's Employer Contribution Credit. Any such forfeited amount shall be allocated (adjusted for deemed earnings or losses) among the remaining Participants' Employer Contribution Credit Accounts as forfeitures in accordance with Section 5.2. Participants terminating employment with the Employer on or after January 1, 1997 shall not share in the allocation of the Employer Contribution Credit for the Plan Year in which they terminate employment.

                  In addition to the Participant's Employer Contribution Credit entitlements set forth above, upon the occurrence of a Change in Control, each Participant who is employed by the Employer on the day prior to the Change in Control shall receive as soon as practicable following such Change in Control an additional Employer Contribution Credit allocation equal to (i) the Participant's highest Compensation for


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



the five full calendar years prior to the Change in Control or, if the Participant has not been employed for an entire calendar year prior to the Change in Control, the Participant's annualized Compensation for the year in which the Change in Control occurs, times (ii) three (3).

                  The Participant's Employer Contribution Credit Account shall be credited or debited, as applicable, as of each Valuation Date, with deemed earnings or losses, as applicable. The amount of deemed earnings or losses shall be as determined by the Employer. The Employer shall have the discretion to allocate such deemed earnings or losses among Participants' Employer Contribution Credit Accounts pursuant to such allocation rules as the Employer deems to be reasonable and administratively practicable.

                  A Participant shall be vested in amounts credited to his or her Employer Contribution Credit Account as provided in Section 5.3.

         3.2 PARTICIPANT COMPENSATION DEFERRALS. In accordance with rules established by and only with the consent of the Compensation Committee of the Employer's Board of Directors, a Participant who is notified by the Compensation Committee that he or she has the right to make Participant Compensation Deferrals under the Plan may elect to defer Compensation which is due to be earned and which would otherwise be paid to the Participant, in a lump sum or in any fixed periodic dollar amounts designated by the Participant. Amounts so deferred will be considered a Participant's "Compensation Deferrals." Ordinarily, a Participant shall make such an election with respect to a coming twelve (12) month Plan Year during the period beginning on the November 1 and ending on the December 31 of the prior Plan Year, or during such other period as is established by the Employer.

                  Compensation Deferrals shall be made through regular payroll deductions or through an election by the Participant to defer the payment of a bonus not yet payable to him or her at the time of the election. The Participant may change his or her regular payroll deduction Compensation Deferral amount as of, and by written notice delivered to the Employer at least thirty (30) days prior to, the beginning of any regular payroll period, with such reduction being first effective for Compensation to be earned in that payroll period. In the case of a bonus deferral, the Participant may reduce his or her bonuses due to be paid by the Employer by giving notice to the Employer of the bonus Compensation Deferral amount prior to the date the applicable bonus is first due to be paid.

                  Once made, a Compensation Deferral regular payroll deduction election shall continue in force indefinitely, until changed by the Participant on a subsequent Participant Enrollment and Election Form provided by the Employer. A bonus payment election shall continue in force only for the Plan Year for which the election is first effective. Compensation Deferrals shall be deducted by the Employer from the pay of a deferring Participant and shall be credited to the Account of the deferring Participant.

                  There shall be established and maintained by the Employer a separate Compensation Deferral Account in the name of each Participant to which shall be credited or debited: (a) amounts equal to the Participant's Compensation Deferrals; and (b) amounts equal to any deemed earnings or losses (to the extent realized, based upon deemed fair market value of the Account's deemed assets, as determined by the Employer, in its discretion) attributable or allocable thereto. A Participant shall at all times be 100% vested in amounts credited to his or her Participant Compensation Deferral Account.

         3.3 CONTRIBUTIONS TO THE TRUST. An amount shall be contributed by the Employer to the Trust maintained under Section 11.1 equal to the amount(s) required to be credited to the Participants' Accounts under Sections 3.1 and 3.2 as soon as practicable after such amount(s) are determined.

                                    ARTICLE 4
                                    ---------

                               ALLOCATION OF FUNDS
                               -------------------

         4.1 ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS. Subject to such limitations as may from time to time be required by law, imposed by the Trustee or contained elsewhere in the Plan, the Employer shall direct the Trustee to invest the account maintained in the Trust on behalf of the Participant in a manner determined by the Employer in its discretion. The Employer shall be permitted to invest the account maintained in the Trust on behalf of any Participant in a manner that is different from the manner in which it directs the investment of the account maintained in the Trust on behalf of any one or more other Participants, or the Employer shall be permitted to invest all Participants' Accounts as a whole with each Participant having a deemed percentage interest in the entirety of the Trust assets that corresponds to the value of the Participant's Plan Account as a percentage of the value of all Participants' Plan Accounts. The value of the Participant's Account shall be equal to the value of the account maintained under the Trust on behalf of the Participant. As of each valuation date of the Trust, the Participant's Account will be credited or debited to reflect the Participant's deemed investments of the Trust. The Participant's Plan Account will be credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the deemed investments, as follows. As of each Valuation Date, an amount equal to the net increase or decrease in realizable net asset value or credited interest, as applicable (as determined by the Trustee), of each deemed investment option within the Account since the preceding Valuation Date shall be allocated among all Participants' Accounts deemed to be invested in that investment option in accordance with the ratio which the portion of the Account of each Participant which is deemed to be invested within that investment option, determined as provided herein, bears to the aggregate of all amounts deemed to be invested within that investment option.

         4.2 ACCOUNTING FOR DISTRIBUTIONS. As of the date of any distribution hereunder, the distribution made hereunder to the Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant's Account. Such amounts shall be charged on a pro rata basis against the investments of the Trust in which the Participant's Account is deemed to be invested.

         4.3 SEPARATE ACCOUNTS. A separate account under the Plan shall be established and maintained by the Employer to reflect the Account for each Participant with sub-accounts to show separately the deemed earnings and losses credited or debited to such Account, and the applicable deemed investments of the Account.

         4.4 INTERIM VALUATIONS. If it is determined by the Employer that the value of a Participant's Account as of any date on which distributions are to be made differs materially from the value of the Participant's Account on the prior Valuation Date upon which the distribution is to be based, the Employer, in its discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of revaluing the Participant's Account so that the Account will, prior to the distribution, reflect its share of such material difference in value.

         4.5 EXPENSES. Expenses, including Trustee fees, allocable to the administration or operation of an Account maintained under the Plan shall be paid by the Employer.

         4.6 TAXES. Any taxes payable by the Employer allocable to an Account (or portion thereof) maintained under the Plan which are payable prior to the distribution of the Account (or portion thereof) shall be paid by the Employer and shall not be charged against that Account, as an expense of the Account or otherwise.

                                    ARTICLE 5
                                    ---------

                             ENTITLEMENT TO BENEFITS
                             -----------------------

         5.1 TERMINATION OF EMPLOYMENT. A Participant who terminates employment with the Employer shall receive payment of his or her vested Account as soon as practicable following his or her termination of employment with the Employer, such vested Account to be valued and payable at such termination according to the provisions of Article 6.

         5.2 VESTING. A Participant shall at all times be one hundred percent (100%) vested in amounts credited to his or her Compensation Deferral Account. Amounts credited to a Participant's Employer Contribution Credit Account shall vest according to the following schedule:

              Years of Service                        Vested Percentage
              ----------------                        -----------------

                Less than 1                           0%
                      1                               20%
                      2                               40%
                      3                               60%
                      4                               80%
                 5 or more                            100%

                  For purposes of this Section, a Participant's years of service shall equal the Participant's total number of completed twelve (12) month periods of employment with the Employer as of the date of reference, whether continuous or noncontinuous and including periods of service prior to the Effective Date.

                  If a Participant terminates employment because of death, total and permanent disability (as determined by the Employer in its discretion) or termination by the Employer without cause (as determined by the Employer) or for any reason within one (1) year following a Change of Control, the Participant shall become one hundred percent (100%) vested in his or her Employer Contribution Credit Account. If a Participant terminates employment under any other circumstance, he or she shall become vested in his or her Employer Contribution Account, if at all, under the vesting schedule set forth above.

                  Any amount of a Participant's Employer Contribution Credit Account that is forfeited by a Participant because of his or her failure to satisfy the above vesting schedule in full shall be forfeited as of the last day of the Plan Year of the Participant's termination of employment, and such forfeiture amount shall be allocated to the Employer Contribution Credit Account of each Participant who remains employed by the Employer on the last day of such Plan Year by multiplying the amount of the forfeiture by a fraction, the numerator of which is the value of the remaining Participant's Employer Contribution Credit Account as of such date and the denominator of which is the value of the Employer Contribution Credit Accounts of all remaining Participants as of such date.

                                    ARTICLE 6
                                    ---------

                            DISTRIBUTION OF BENEFITS
                            ------------------------

         6.1 AMOUNT. A Participant (or his or her Beneficiary) shall become entitled to receive, on or about the date of the Participant's termination of employment with the Employer, a distribution in an aggregate amount equal to the Participant's vested Account. Any payment due hereunder from the Trust which is not paid by the Trust for any reason will be paid by the Employer from its general assets.

              6.2      METHOD OF PAYMENT.
                       -----------------

                  (a) Cash Or In-Kind Payments. Payments under the Plan shall be made in cash or in-kind, as elected by the Participant, as permitted by the Employer in its sole and absolute discretion and subject to applicable restrictions on transfer as may be applicable legally or contractually.

                  (b) Timing and Manner of Payment. An aggregate amount equal to the Participant's vested Account will be paid by the Trust or the Employer upon a Participant's termination of employment with the Employer, as provided by
Section 6.1, in a lump sum.

         6.3 DEATH BENEFITS. If a Participant dies before terminating his or her employment with the Employer and before the commencement of payments to the Participant hereunder, the entire value of the Participant's Account (which may include credits for insurance contract death benefits deemed to be received by the Account) shall be paid, as provided in Section 6.2(a), to the person or persons designated in accordance with Section 7.1, in a cash lump sum.

         6.4 PAYMENT IN RESPECT OF CHANGE IN CONTROL EMPLOYER CONTRIBUTION CREDITS. Notwithstanding the preceding, the Participant and the Employer may agree, prior to any termination of the Participant's employment, that the Participant will receive, in lieu of a payment from the Participant's Employer Contribution Credit Account in respect of a Change in Control of the Employer, a payment the present value of which, computed at the time required by section 4999 of the Code, is below the threshold necessary to trigger applicability of section 4999 of the Code. Upon the date that the Employer and the Participant enter into a written agreement providing for such reduced payments in accordance with the previous sentence, the Employer's obligations to the Participant under
Section 6.1 shall be extinguished to the extent such payments are made as agreed. If the Participant and Employer are unable to negotiate a mutually satisfactory agreement concerning the amount of payment pursuant to this Section 6.4, then the Participant shall receive payments in accordance with Section 6.1.

                                    ARTICLE 7
                                    ---------

                         BENEFICIARIES; PARTICIPANT DATA
                         -------------------------------

         7.1 DESIGNATION OF BENEFICIARIES. Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant's death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Employer, and will be effective only when filed in writing with the Employer during the Participant's lifetime.

                  In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Employer shall pay any such benefit payment to the Participant's spouse, if then living, but otherwise to the Participant's then living descendants, if any, per stripes, but, if none, to the Participant's estate. In determining the existence or identity of anyone entitled to a benefit payment, the Employer may rely conclusively upon information supplied by the Participant's personal representative, executor or administrator. If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Employer, in its sole discretion, may distribute such payment to the Participant's estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Employer deems to be appropriate.

         7.2 INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Employer's records shall be binding on the Participant or Beneficiary for all purposes of the Plan. The Employer shall not be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address. If the Employer notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Employer within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Employer, the Employer may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Employer determines. If the location of none of the foregoing persons can be determined, the Employer shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.

                                    ARTICLE 8
                                    ---------

                                 ADMINISTRATION
                                 --------------

         8.1 ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Employer shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

                  (a) Resolve and determine all disputes or questions arising under the Plan, and to remedy any ambiguities, inconsistencies or omissions in the Plan.

                  (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

                  (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

                  (d) Make determinations with respect to the eligibility of any Eligible Employee as a Participant and make determinations concerning the crediting of Plan Accounts.

                  (e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Employer shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Employer. Further, the Employer may authorize one or more persons to execute any certificate or document on behalf of the Employer, in which event any person notified by the Employer of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Employer until such notified person shall have been notified of the revocation of such authority.

         8.2 UNIFORMITY OF DISCRETIONARY ACTS. Whenever in the administration or operation of the Plan discretionary actions by the Employer are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of any particular person or group of persons.

         8.3 LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

         8.4 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Employer, and the Employer shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

                  (a) The specific reason or reasons for the denial, with specific references to the Plan provisions on which the denial is based;

                  (b) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

                  (c) An explanation of the Plan's claims review procedure.

                  The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Employer's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Employer to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Employer expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

                  Any Claimant whose claim is denied, or deemed to have been denied under the preceding sentence (or such Claimant's authorized representative), may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Employer. Upon such a request for review, the claim shall be reviewed by the Employer (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

                  The  decision on review  normally  shall be made within  sixty
(60) days of the Employer's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Employer, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

                                    ARTICLE 9
                                    ---------

                                    AMENDMENT
                                    ---------

         9.1 RIGHT TO AMEND. The Employer, by written instrument executed by the Employer, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment; provided, however, that no such amendment shall deprive a Participant or a Beneficiary of a right accrued hereunder prior to the date of the amendment.

         9.2 AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN. Notwithstanding the provisions of Section 9.1, the Plan may be amended by the Employer at any time, retroactively if required, if found necessary, in the opinion of the Employer, in order to ensure that the Plan is characterized as "top-hat" plan of deferred compensation maintained for a select group of management or highly compensated employees as described under ERISA sections 201(2), 301(a)(3), and 401(a)(1), and to conform the Plan to the provisions and requirements of any applicable law (including ERISA and the Code). No such amendment shall be considered prejudicial to any interest of a Participant or a Beneficiary hereunder.

                                   ARTICLE 10
                                   ----------

                                   TERMINATION
                                   -----------

         10.1 EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN. The Employer reserves the right to terminate the Plan and/or its obligation to make further credits to Plan Accounts. The Employer also reserves the right to suspend the operation of the Plan for a fixed or indeterminate period of time.

         10.2 AUTOMATIC TERMINATION OF PLAN. The Plan automatically shall terminate upon the dissolution of the Employer, or upon its merger into or consolidation with any other corporation or business organization if there is a failure by the surviving corporation or business organization to adopt specifically and agree to continue the Plan.

         10.3 SUSPENSION OF DEFERRALS. In the event of a suspension of the Plan, the Employer shall continue all aspects of the Plan, other than Compensation Deferrals and Employer Contribution Credits, during the period of the suspension, in which event payments hereunder will continue to be made during the period of the suspension in accordance with Articles 5 and 6.

         10.4 ALLOCATION AND DISTRIBUTION. This Section shall become operative on a complete termination of the Plan. The provisions of this Section also shall become operative in the event of a partial termination of the Plan, as determined by the Employer, but only with respect to that portion of the Plan attributable to the Participants to whom the partial termination is applicable. Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not theretofore Participants shall be eligible to become Participants and the value of the interest of all Participants and Beneficiaries shall be fully vested and determined and, after paying Plan benefits, paid to them as soon as is practicable after such termination.

         10.5 SUCCESSOR TO EMPLOYER. Any corporation or other business organization which is a successor to the Employer by reason of a consolidation, merger or purchase of substantially all of the assets of the Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity's board of directors or other appropriate governing body. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such new entity does not become a party hereto, as above provided, the Plan automatically shall be terminated, and the provisions of Section 10.4 shall become operative.

                                   ARTICLE 11
                                   ----------

                                    THE TRUST
                                    ---------

         11.1 ESTABLISHMENT OF TRUST. The Employer shall establish the Trust with the Trustee pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Employer and the Trustee. The Trust is intended to be treated as a "grantor" trust under the Code and the establishment of the Trust is not intended to cause the Participant to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.

                                   ARTICLE 12
                                   ----------

                                  MISCELLANEOUS
                                  -------------

         12.1 LIMITATIONS ON LIABILITY OF EMPLOYER. Neither the establishment of the Plan nor any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employer thereof except as provided by law or by any Plan provision. The Employer does not in any way guarantee any Participant's Account from loss or depreciation, whether caused by poor investment performance of a deemed investment or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason. In no event shall the Employer, or any successor, employee, officer, director or stockholder of the Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

         12.2 CONSTRUCTION. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. The laws of the State of Maryland shall govern, control and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States. Participation under the Plan will not give any Participant the right to be retained in the service of the Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

                  The  Plan  is  intended  to be  and  at  all  times  shall  be interpreted and administered so as to qualify as an unfunded deferred compensation plan, and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Employer which right is greater than the rights of a general unsecured creditor of the Employer.

         12.3 SPENDTHRIFT PROVISION. No amount payable to a Participant or a Beneficiary under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. Further, (i) the withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously made to a Participant or Beneficiary, (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or (iv) the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

                  In the event that any Participant's or Beneficiary's benefits hereunder are garnished or attached by order of any court, the Employer or Trustee may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to the Participant's or Beneficiary's Account or, if the Employer or Trustee prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at the close of said action.

              IN WITNESS WHEREOF, the Employer has caused the Plan to be executed and its seal to be affixed hereto, effective as of the 1st day of January, 1996.

ATTEST/WITNESS                         INTEGRATED LIVING
                                       COMMUNITIES, INC.

                                       By:
- -----------------------------------       --------------------------------------
(SEAL)
                                       Print Name:
 Print:                                           ------------------------------
       -----------------------------
                                       Date:
                                             -----------------------------------

                                   SCHEDULE I

                           (Effective January 1, 1996)

                                 Edward J. Komp

                                  John B. Poole

                                 Kyle Shatterly

                                  Kayda Johnson